Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is executed as of December 23, 2008 (the “First Amendment Effective Date”), by and among NATCO GROUP INC., a Delaware corporation (the “U.S. Borrower”); NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario (the “Canadian Borrower”); AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom (the “U.K. Borrower”); each of the lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as agent for the U.S. Lenders (in such capacity, together with its successors in such capacity, the “U.S. Agent”); HSBC BANK CANADA, acting as agent for the Canadian Lenders (in such capacity, together with its successors in such capacity, the “Canadian Agent”), and HSBC BANK PLC, acting as agent for the U.K. Lenders (in such capacity, together with its successors in such capacity, the “U.K. Agent”). The U.S. Borrower, the Canadian Borrower and the U.K. Borrower are herein collectively called the “Borrowers” and the U.S. Agent, the Canadian Agent and the U.K. Agent are herein collectively called the “Agents”.

RECITALS

A. The Borrowers, the Lenders and the Agents executed and delivered that certain Loan Agreement dated as of July 12, 2006 (as amended, the “Loan Agreement”). Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

B. The Borrowers, the Lenders and the Agents desire to amend the Loan Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents do hereby agree as follows:

SECTION 1. Amendments to Loan Agreement. On and after the First Amendment Effective Date, the Loan Agreement is amended as follows:

(a) The definition of “Commitment Fee Percentage” set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

Commitment Fee Percentage means the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Funded Debt to EBITDA Ratio as of the last day of the most recently ended fiscal quarter of U.S. Borrower calculated by U.S. Agent as soon as practicable after receipt by U.S. Agent of all financial reports required under this Agreement with respect to such fiscal quarter (including a Compliance Certificate) (provided, however, that if the Commitment Fee Percentage is increased as a result of the reported Funded Debt to EBITDA Ratio, such increase shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement and provided further, however, that if the Commitment Fee Percentage is decreased as a result of the reported Funded Debt to EBITDA Ratio, and such financial reports are delivered to U.S. Agent not more than ten (10) calendar days after the date required to be delivered pursuant to the terms of this Agreement, such decrease shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement):

Funded Debt to EBITDA Ratio	Commitment Fee Percentage
Greater than or equal to
2.50 to 1.00	0.60

Greater than or equal to
2.00 to 1.00 but less than	0.55
2.50 to 1.00

Greater than or equal to
1.50 to 1.00 but less than	0.50
2.00 to 1.00

Greater than or equal to
1.00 to 1.00 but less than	0.45
1.50 to 1.00

Less than 1.00 to 1.00	0.40

(b) A new definition of “Defaulting U.S. Lender” is hereby added to Section 1.1 of the Loan Agreement, such new definition to read in its entirety as follows:

“Defaulting U.S. Lender” shall mean any U.S. Lender that (a) has failed (which failure has not been cured within one Business Day of the date required to be funded by it hereunder), or has notified the U.S. Agent and/or any Borrower that it does not intend, to fund any portion of the Loans or participations in the Letter of Credit Liabilities required to be funded by it hereunder on the date required to be funded by it hereunder, (b) has otherwise failed to pay to the U.S. Agent or any other Lender any other amount required to be paid by it hereunder on the date when due and such failure continues uncured for a period of one Business Day after notice thereof, unless such failure is the subject of a good faith dispute, or (c) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or

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has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

(c) The definition of “Margin Percentage” set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

Margin Percentage means the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Funded Debt to EBITDA Ratio as of the last day of the then most recently ended fiscal quarter of U.S. Borrower calculated by U.S. Agent as soon as practicable after receipt by U.S. Agent of all financial reports required under this Agreement with respect to such fiscal quarter (including a Compliance Certificate) (provided, however, that if the Margin Percentage is increased as a result of the reported Funded Debt to EBITDA Ratio, such increase shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement and provided further, however, that if the Margin Percentage is decreased as a result of the reported Funded Debt to EBITDA Ratio, and such financial reports are delivered to U.S. Agent not more than ten (10) calendar days after the date required to be delivered pursuant to the terms of this Agreement, such decrease shall be retroactive to the date that U.S. Borrower was obligated to deliver such financial reports to U.S. Agent pursuant to the terms of this Agreement):

Funded Debt to EBITDA Ratio	U.K. Prime Loans & LIBOR Borrowings Margin Percentage	Canadian Prime Loans & Base Rate Borrowings Margin Percentage
Greater than or equal to
2.50 to 1.00	3.50	3.50

Greater than or equal to
2.00 to 1.00 but less than	3.25	3.25
2.50 to 1.00

Greater than or equal to
1.50 to 1.00 but less than	3.00	3.00
2.00 to 1.00

Greater than or equal to
1.00 to 1.00 but less than	2.75	2.75
1.50 to 1.00

Less than 1.00 to 1.00	2.50	2.50

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(d) A new definition of “Maximum U.S. Letter of Credit Amount” is hereby added to Section 1.1 of the Loan Agreement, such new definition to read in its entirety as follows:

“Maximum U.S. Letter of Credit Amount” shall mean, as of any date, $100,000,000 minus the aggregate amount of the U.S. Commitments of any Defaulting U.S. Lenders as of such date.

(e) The reference to $50,000,000” in the first sentence of Section 2.2(a) of the Loan Agreement is hereby amended to read “the Maximum U.S. Letter of Credit Amount”.

(f) Section 2.4(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

(c) Optional Increase. At any time after December 23, 2008 and so long as no Default or Event of Default shall have occurred which is continuing, U.S. Borrower shall have the right to increase the U.S. Commitments by an amount not exceeding $22,350,000, in the aggregate, provided that (i) the U.S. Borrower shall give notice of each such increase to the U.S. Agent as provided in Section 4.3 hereof, (ii) no Lender shall be required to increase its U.S. Commitment unless it shall have expressly agreed to such increase in writing (but otherwise, no notice to or consent by any Lender shall be required, notwithstanding anything to the contrary set forth in Section 11.5 hereof), (iii) the addition of new U.S. Lenders shall be subject to the terms and provisions of Section 11.6 hereof as if such new U.S. Lenders were acquiring an interest in the U.S. Revolving Loans by assignment from an existing U.S. Lenders (to the extent applicable, i.e. required approvals, minimum amounts, execution of new U.S. Revolving Notes and the like), (iv) the U.S. Borrower shall execute and deliver such additional or replacement U.S. Revolving Notes and such other documentation (including evidence of proper authorization) as may be reasonably requested by the U.S. Agent, any new U.S. Lenders or any U.S. Lenders which is increasing its Commitment and (v) each such increase shall be in an aggregate amount of at least $3,000,000. If the U.S. Borrower shall terminate or reduce the U.S. Commitments pursuant to Section 2.4(b) hereof, it shall have no further right to increase the U.S. Commitments pursuant to this Section. U.S. Borrower shall be required to pay (or to reimburse each applicable U.S. Lender for) any breakage costs incurred by any U.S. Lender in connection with the need to reallocate existing U.S. Revolving Loans among the U.S. Lenders following any increase in the U.S. Commitments pursuant to this provision.

(g) A new Section 4.6 is hereby added to the Loan Agreement, such new Section to read in its entirety as follows:

4.6. Defaulting U.S. Lender. Notwithstanding any provision of this Agreement to the contrary, if any U.S. Lender becomes a Defaulting U.S. Lender, then the following provisions shall apply for so long as such U.S. Lender is a Defaulting U.S. Lender:

(i)	fees shall cease to accrue on the unfunded portion of any U.S. Commitment of such Defaulting U.S. Lender pursuant to this Agreement;

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(ii)	the U.S. Commitments and Obligations of such Defaulting U.S. Lender shall not be included in determining whether all Lenders or the Majority Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting U.S. Lender differently than other affected Lenders shall require the consent of such Defaulting U.S. Lender;

(iii)	so long as any U.S. Lender is a Defaulting U.S. Lender, no Issuer shall be required to issue, amend or increase any U.S. Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the U.S. Commitments of the U.S. Lenders which are not Defaulting U.S. Lenders and/or cash collateral provided by the Borrower; and

(iv)	any amount payable to such Defaulting U.S. Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Defaulting U.S. Lender, be retained by the U.S. Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the U.S. Agent (i) first, to the payment of any amounts owing by such Defaulting U.S. Lender to the U.S. Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting U.S. Lender to any Issuer hereunder, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participating interest in any U.S. Letter of Credit in respect of which such Defaulting U.S. Lender has failed to fund its portion thereof as required by this Agreement, as determined by the U.S. Agent, (iv) fourth, pro rata, to the payment of any amounts owing to the U.S. Borrower or the U.S. Lenders as a result of any judgment of a court of competent jurisdiction obtained by the U.S. Borrower or any U.S. Lender against such Defaulting U.S. Lender as a result of such Defaulting U.S. Lender’s breach of its obligations under this Agreement and (v) fifth, to such Defaulting U.S. Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or reimbursement obligations in respect of Letter of Credit Liabilities which a Defaulting U.S. Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Section 5.2 are satisfied, such payment shall be applied solely to prepay the Loans of, and reimbursement obligations owed to, all U.S. Lenders which are not Defaulting U.S. Lenders pro rata prior to being applied to the prepayment of any Loans, or reimbursement obligations owed to, any Defaulting U.S. Lender.

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(h) Schedule 1.1B to the Loan Agreement is hereby amended to be identical to Schedule 1.1B attached hereto.

SECTION 2. Increase of Revolving Commitments. The U.S. Borrower has heretofore requested pursuant to Section 2.4(c) of the Loan Agreement (as in effect prior to the First Amendment Effective Date) that the aggregate amount of the U.S. Commitments be increased by $52,650,000. Pursuant thereto, effective on the First Amendment Effective Date: (a) the aggregate amount of the U.S. Commitments shall be increased to $117,650,000; (b) the U.S. Commitment of each Lender shall, without any further action, be the Commitment specified for such Lender on the attached Exhibit A; and (c) HSBC Bank USA, National Association (the “New U.S. Lender”) shall become a U.S. Lender under the Loan Agreement with a U.S. Commitment as specified on the attached Exhibit A. Without limiting the foregoing, the New U.S. Lender hereby acknowledges, agrees and confirms, by its execution of this Amendment, that the New U.S. Lender (x) will be deemed to be a “Lender” under the Collateral Agency Agreement and shall have all of the obligations of a “Lender” thereunder as if it had executed the Collateral Agency Agreement and (y) will be deemed to be a “U.S. Lender” under that certain Intercreditor Agreement dated as of July 12, 2006 executed by and among the U.S. Agent, the U.K. Agent, the Canadian Agent and certain financial institutions therein named, and shall have all of the obligations of a “U.S. Lender” thereunder as if it had executed said Intercreditor Agreement.

SECTION 3. Conditions. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with the Loan Agreement): (a) the U.S. Agent (or its counsel) has received from Obligors and all of the Required Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the U.S. Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment; (b) the U.S. Borrower has executed and delivered to the U.S. Agent for each U.S. Lender a new U.S. Revolving Note in the maximum principal amount of such Lender’s U.S. Commitment and substantially in the form of Exhibit C-1 to the Loan Agreement, and (c) the U.S. Agent shall have received such opinions, documents and certificates as the U.S. Agent or its counsel may reasonably request relating to the organization, existence and good standing of the U.S. Borrower, the authorization of the execution, delivery and performance of this Amendment and the new U.S. Revolving Notes by the U.S. Borrower and any other legal matters relating to this Amendment. The U.S. Agent shall give, or cause to be given, prompt notice to the U.S. Borrower and the Lenders as to whether the conditions specified in the immediately preceding sentence have been satisfied by the deadline set forth therein; such notice may be oral, telephonic, written (including telecopied) or by e-mail. Promptly after this Amendment shall become effective, each U.S. Lender shall deliver to U.S. Agent (for delivery to U.S. Borrower) the prior U.S. Revolving Note which has been replaced by a new U.S. Revolving Note in connection with the closing of this First Amendment.

SECTION 4. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Loan Agreement.

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SECTION 5. Amendment Fee. As a condition precedent to the effectiveness of this Amendment, the Borrowers shall pay to the Agent (for payment to the applicable Lenders) a fee equal to 0.50% times the amount of any increased or new U.S. Commitment after giving effect to this Amendment.

SECTION 6. Expenses. The Borrowers shall pay to the U.S. Agent all reasonable fees and expenses of its legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

SECTION 7. Certifications. The Borrowers hereby certify that (a) no event which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 8. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agents and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

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NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

Exhibit A – U.S. Commitments

Schedule 1.1B – Excluded Real Property

NATCO GROUP INC.,
a Delaware corporation

By:	/s/ Brad Farnsworth
Brad Farnsworth, Senior Vice President and Chief Financial Officer

NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario

By:	/s/ Brad Farnsworth
Brad Farnsworth, Vice President

AXSIA GROUP LIMITED,
a company incorporated in England and Wales under the Companies Act of the United Kingdom

By:	/s/ Brad Farnsworth
Brad Farnsworth,
Authorized Signatory

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as U.S. Agent, Issuer of U.S. Letters of Credit, and a U.S. Lender

By:	/s/ Michael Janak
Name:	Michael Janak
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	Vice President

HSBC BANK PLC,
as U.K. Agent

By:	/s/ Tracey Charles Roberts
Name:	Tracey Charles Roberts
Title:	Senior Corporate Banking Manager

HSBC BANK CANADA, as Canadian Agent

By:	/s/ Drew Single
Name:	Drew Single
Title:	Assistant Vice President

By:	/s/ Peter Borsos
Name:	Peter Borsos
Title:	Assistant Vice President

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas E. Okamoto
Name:	Thomas E. Okamoto
Title:	Vice President

CALYON NEW YORK BRANCH

By:	/s/ David Gurhigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

COMPASS BANK

By:	/s/ Eric Ensmann
Name:	Eric Ensmann
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Anil J. Chandy
Name:	Anil J. Chandy
Title:	Assistant Vice President

[Signature Page to First Amendment]

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrowers of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

NATIONAL TANK COMPANY, a Delaware corporation, and TEST AUTOMATION & CONTROLS, INC., a Louisiana corporation

By:	/s/ Brad Farnsworth
Brad Farnsworth,
Senior Vice President and Treasurer

AXSIA HOLDINGS LIMITED (formerly known as Starfish Acquisition Limited), a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, NATCO UK LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA HOWMAR LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, and RICHARD MOZLEY LIMITED, company incorporated in England and Wales under the Companies Act of the United Kingdom

By:	/s/ Brad Farnsworth
Brad Farnsworth,
Authorized Signatory

[Signature Page to First Amendment]

EXHIBIT A

Lender	U.S. Commitment
WELLS FARGO BANK, NATIONAL ASSOCIATION	$35,000,000

BANK OF AMERICA, N.A.	$27,150,000

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	$26,500,000

CALYON NEW YORK BRANCH	$10,000,000

COMPASS BANK	$5,000,000

HSBC BANK USA, NATIONAL ASSOCIATION	$14,000,000

Schedule 1.1B

Excluded Real Property

Street Address	State	Zip Code	Owned/ Leased
2195 9th Avenue, Northport	AL	35476	Leased
2635 Blaney Hill Road, Conway	AR	72032	Leased
8912 Golden State Avenue, Bakersfield	CA	93308	Leased
2504 Verne Roberts Circle, Antioch	CA	94509	Leased
Foot of Arcy Lane, 880 Building, Pittsburgh	CA	94565	Leased
3975 E. 56th Ave., Units A-3, A-4 & A-5, Commerce City	CO	80022	Leased
1600 Broadway, #2400, Denver	CO	80202	Leased
2175 Railroad Avenue, Grand Junction	CO	81505	Leased
9063 Highway 23, Belle Chasse	LA	70037	Leased
1919 Benton Road, Bossier City	LA	71111	Owned
718 Highway 90 East, New Iberia	LA	70560	Leased
5315, 5315 1/2, 5413, and 5419 Curtis Lane, New Iberia	LA	70560	Leased
1010 Highway 90 West, New Iberia (Training Center)	LA	70560	Owned
Highway 131 at Wood Road, Kalkaska	MI	49646	Owned
507 Main Street, Old Highway 51 North, Brookhaven	MS	39601	Leased
Highway 2 & 85 North and West of Highway 2 & 85 North, Williston	ND	58801	Owned
501, 511 &521 58th Street, Williston	ND	58801	Owned
2201 North First Street, Bloomfield	NM	87413	Owned
3122 National Parks Highway, Carlsbad	NM	88220	Leased
621 North Grimes, Hobbs	NM	88240	Owned
Highway 7 West, Ratliff City	OK	73481	Leased
1708 S.E. 25th Street Oklahoma City	OK	73129	Owned
10910 East 55th Place, Tulsa	OK	74146	Leased
10404 East 55th Place, Tulsa	OK	74146	Leased
1410 Wayne Avenue, Indiana	PA	15701	Leased
5318 FM 517, Alvin	TX	77511	Leased
2762 Highway 21 East, Caldwell	TX	77836	Leased
413 Hereford Road, Corpus Christi	TX	78408	Owned
2001 North Lexington Blvd., Corpus Christi	TX	78408	Leased
125 Highway 171, Godley	TX	76044	Leased
11210 Equity Drive, Houston	TX	77041	Leased
1674 West Sam Houston Parkway North, Houston	TX	77043	Leased
6213 West Sam Houston Parkway North, Houston	TX	77041	Leased
4901 West Sam Houston Parkway North, Houston	TX	77041	Leased
Highway 96 North, Jasper	TX	75951	Leased
330 Houston, Kilgore	TX	75662	Owned
5812 West Marshall Avenue, Longview	TX	75604	Owned
26535 FM 2978 Road, Magnolia	TX	77354	Owned
1401 North Maple, Perryton	TX	79070	Leased
4200 North County Road 1788, Midland	TX	79701	Leased
4520, 4560, 4576, 4580, 4580C and 4580D West Wall Street, Midland	TX	70704	Owned

Street Address	State	Zip Code	Owned/ Leased
6 Desta Drive, Odessa	TX	79705	Leased
11231 West County Road 127, Odessa	TX	79760	Owned
720 North FM 1611, Snyder	TX	79549	Owned
Ranch Road FM 1611, Snyder	TX	79549	Leased
1180 East Highway 40, Vernal	UT	84078	Leased
1020 East Highway 40, Vernal	UT	84078	Owned
8 Craddock Way, Rock Branch Par Industrial Park, Nitro	WV	25143	Leased
400 Crescent Drive, Casper	WY	82604	Leased
341 E. E Street, suite 195, Casper	WY	82601	Leased
6200 East Yellowstone, Casper	WY	82609	Owned
76 Purple Sage Road, Rock Springs	WY	82901	Leased
5615 50th Avenue, Bonnyville	Alberta, CN	T9N 2L1	Leased
11236 91st Avenue, Grande Prairie	Alberta, CN	T8V 6K6	Leased
3902 82nd Avenue, Leduc	Alberta, CN	T9E 8M4	Leased
11429 Alaska Rd., Ft. St. John	British Columbia, CN	V1J 6N2	Leased
Homat Horizon Building 1st Floorm 6-2 Gobancho, Chiyoda-ku, Tokyo	Japan	102-0076	Leased
Avenida Rio Coura, Torre Humboldt, Piso 16, Oficina 16-09, Prados del Este, Caracas	Venezuela	1080	Leased
Avenida Jose Antonio Anzoatequi, Via Los Pilones, Edifico Super Estacion, Oficina 1-2, Anaco	Venezuela		Leased
Calle 31, No. 173, Location 32, Plaza Camaron, Colonia Aviacion, Cuidad del Carmen, Campeche	Mexico	C.P. 241803	Leased
Calle Mocambo No. 12, Col Playas de mocambo, Boca Del Rey, Veracruz	Mexico	94293	Leased
Sluppenveien 12E, Gnr. 73 bnr. 131, Trondheim	Norway		Leased
Lev Tolstoy Street, 5/1, Moscow	Russia	119862	Leased
Tower B, Suite B-11-6, Wisma Pantai, No. 5 Jalan 4/83A, off Jalan Pantai Baru 59200, Kuala Lumpur	Malaysia		Leased
Lot C12A, Jalan Ampang Utama L/1, off Jalan Ampang 68000, Selanger	Malaysia		Leased
Voyager, Apollo Rise, Southwood, Farnborough, Hampshire	England	GU14 0NP	Leased
370 Bristol Road, Gloucester	England	GL2 5XY	Leased
Albany Park Estate, Frimley Road, Camberley, Surrey	England	GU16 7QQ	Leased
Cleveland Bridge Arabia Facility, Al Jubail	Saudi Arabia		Leased